UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2006
HMS Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

401 Park Avenue South	10016
New York, New York

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 725-7965
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1: AMENDMENT NO.1 TO ASSET PURCHASE AGREEMENT
EX-99.2: MASTER TEAMING AGREEMENT
EX-99.3: CREDIT AGREEMENT
EX-99.4: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Purchase Agreement
     On September 13, 2006, HMS Holdings Corp. (the “Company”) and its wholly-owned subsidiary, Health Management Systems, Inc. (“HMS”), entered into an amendment (the “Amendment”) of the Asset Purchase Agreement, dated as of June 26, 2006 (the “Asset Purchase Agreement”), by and among the Company, HMS and Public Consulting Group, Inc. (“PCG”) pursuant to which HMS will acquire the assets used exclusively or primarily in PCG’s Benefits Solutions Practice Area (the “BSPA Assets”). The Amendment requires (i) PCG to indemnify the Company and HMS for certain specified liabilities under agreements to be retained by PCG and (ii) the Company to indemnify PCG for certain specified liabilities to be assumed by the Company, in each case upon the closing of the transactions contemplated by the Asset Purchase Agreement.
     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed with this report as Exhibit 99.1 and incorporated herein by reference.
Master Teaming Agreement
     In connection with the closing under the Asset Purchase Agreement on September 13, 2006, HMS entered into a Master Teaming Agreement (the “Teaming Agreement”) with PCG. Pursuant to the Teaming Agreement, HMS has agreed to make PCG its exclusive supplier of certain services offered by PCG for future new business opportunities, and PCG has agreed to make HMS its exclusive supplier for certain services offered by HMS for future new business opportunities. In addition, with respect to those services that both HMS and PCG provide to clients and customers, HMS and PCG have agreed to consider in good faith whether it is in the economic and business interests of each of them to bid jointly on future business opportunities.
     The foregoing description of the Teaming Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Teaming Agreement, which is filed with this report as Exhibits 99.2 and incorporated herein by reference.
Credit Agreement
     On September 13, 2006, the Company entered into a credit agreement (the “Credit Agreement”) among the Company, the several banks and other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent, to fund a portion of the purchase price for the Company’s acquisition of the BSPA Assets described in Item 2.01 below. The Credit Agreement provides for a term loan of $40 million (the “Term Loan”) and revolving credit loans of up to $25 million (the “Revolving Loan”). Borrowings under the Credit Agreement mature on September 13, 2011. The loans are secured by a security interest in favor of the lenders covering the assets of the Company and its subsidiaries. Interest on borrowings under the Credit Agreement is calculated, at the Company’s option, at either (i) LIBOR, including statutory reserves, plus a variable margin based on the Company’s leverage ratio, or (ii) the higher of (a) the prime lending rate of JPMCB, and (b) the Federal Funds Effective Rate plus 0.50%, in each case plus a variable margin based on the Company’s leverage ratio. In connection with the Revolving Loan, the Company agreed to pay a commitment fee, payable quarterly in arrears, at a variable rate based on the Company’s leverage ratio, on the unused portion of the Revolving Loan.

     Commitments under the Credit Agreement will be reduced and borrowings are required to be repaid with the net proceeds of, among other things, sales or issuances of equity (excluding equity issued under employee benefit plans and equity issued to sellers as consideration in acquisitions), sales of assets by the Company and any incurrence of indebtedness by the Company, subject, in each case, to limited exceptions. The obligations of the Company under the Credit Agreement may be accelerated upon the occurrence of an event of default under the Credit Agreement, which includes customary events of default including, without limitation, payment defaults, defaults in the performance of affirmative and negative covenants, the inaccuracy of representations or warranties, bankruptcy and insolvency related defaults, defaults relating to such matters as ERISA, uninsured judgments and the failure to pay certain indebtedness, and a change of control default.
     In addition, the Credit Agreement contains affirmative, negative and financial covenants customary for financings of this type. The negative covenants include restrictions on indebtedness, liens, fundamental changes, dispositions of property, investments, dividends and other restricted payments. The financial covenants include fixed charge coverage and leverage ratios.
     The forgoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed with this report as Exhibit 99.3 and is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On September 13, 2006, HMS acquired the BSPA Assets pursuant to the Asset Purchase Agreement for $80 million in cash, 1,749,800 shares of Holdings common stock and a contingent cash payment of up to $15 million if certain revenue targets are met for the twelve months ending June 30, 2007. The cash portion of the purchase price was funded with cash on hand and $40 million in proceeds under the credit facility described in Item 1.01 above.
     The forgoing description of the transaction contemplated by the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed with the Securities and Exchange Commission on June 26, 2006 as Exhibit 99.1 to the Company’s Current Report on Form 8-K, as well as the Amendment described in Item 1.01 above, each of which are incorporated herein by reference. A copy of the press release announcing the closing of the acquisition of the BSPA Assets is filed with this report as Exhibit 99.4.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information set forth in Item 1.01 above with respect to the Credit Agreement is incorporated herein in its entirety.
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired.
     The financial statements required by this item are not included with this initial report. The required financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.
     (b) Pro Forma Financial Information.

     The pro-forma financial statements required by this item are not included with this initial report. The required pro-forma financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.
     (c) Exhibits. See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS HOLDINGS CORP.
Date: September 14, 2006	By:	/s/ THOMAS G. ARCHBOLD
Thomas G. Archbold
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment No.1 to Asset Purchase Agreement, dated as of September 13, 2006, by and among HMS Holdings Corp., Health Management Systems, Inc. and Public Consulting Group, Inc.

99.2	Master Teaming Agreement, dated as of September 13, 2006, by and between Health Management Systems, Inc. and Public Consulting Group, Inc.

99.3	Credit Agreement, dated as of September 13, 2006, among HMS Holdings Corp., the Guarantors named therein, the Lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities, Inc., as sole lead arranger and sole bookrunner, Bank of America, N.A., as syndication agent and Citizens Bank of Massachusetts, as documentation agent.

99.4	Press Release dated September 13, 2006 announcing the closing of the acquisition of the BSPA Assets.